MERRILL LYNCH
FLORIDA MUNICIPAL
BOND FUND








FUND LOGO








Annual Report

July 31, 1997





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Florida
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



TO OUR SHAREHOLDERS


The Municipal Market Environment
During the six months ended July 31, 1997, a number of very favorable factors combined to push both tax-exempt and taxable bond yields to recent historic lows. A slowing domestic economy, a continued benign, if not improving, inflationary environment, a declining Federal budget deficit with resultant reduced Treasury borrowing needs, and a successful Congressional budget accord all resulted in significant declines in fixed-income yields. By the end of July, 30-year US Treasury bond yields had declined approximately 50 basis points (0.50%) to 6.30%, their lowest level in over a year. Similarly, as measured by the Bond Buyer Revenue Bond Index, long-term municipal revenue bond yields fell over 50 basis points to end the July 31, 1997 quarter at 5.49%, their lowest level since early 1994.

The decline in tax-exempt yields in recent months was even more impressive given that the municipal market lost much of the technical support it enjoyed for over a year. In previous quarters, new tax-exempt bond issuance declined, or remained stable. During the six months ended July 31, 1997, approximately $100 billion in new long-term municipal securities was underwritten, an increase of over 7.5% versus the comparable period in 1996. As tax-exempt bond yields declined, many municipal bond issuers took this opportunity to both issue new debt as well as refinance older, higher-couponed debt with new, lower-yielding issues. This refinancing led to a surge in tax-exempt issuance in recent months. Over the three months ended July 31, 1997, new long-term tax-exempt bond issuance totaled approximately $55 billion, an increase of over 15% versus the July 31, 1996 quarter.

The decline in municipal bond yields also resulted in some reduction in retail investor demand. In earlier episodes of rapidly declining interest rates, individual investor demand initially fell until investors became more acclimated to the current levels. Should interest rates stabilize, we expect investor demand to return to earlier levels. Also, this past June and July, municipal bond investors received over $50 billion in assets from coupon income payments, bond maturities, and the proceeds from early bond redemptions. Despite the continued allure of the US equity market, it is likely that much of these assets will be reallocated to the municipal bond market as investors adjust to the new investment environment.

Looking forward, given the extent of the recent bond market rally, some retrenchment or at least a period of consolidation is likely. However, the positive backdrop of modest economic growth and low inflation suggests that any such adjustment is not likely to be excessive. Despite recent increases in new bond issuance, supply for all of 1997 is not expected to be materially different than earlier estimates of approximately $175 billion. It is likely that the recent increase in issuance has largely borrowed from that originally scheduled for later this year. Additionally, any significant increase in tax-exempt bond yields will prevent any further bond refinancings, reducing future supply. Unless the current positive economic fundamentals undergo immediate and significant deterioration, any increase in municipal bond yields is likely to be viewed as an opportunity to purchase more attractively priced tax-exempt securities.

Fiscal Year in Review
During the fiscal year ended July 31, 1997, the increased volatility in the bond market caused us to maintain a flexible investment strategy. The everchanging perception of the economy and the need for monetary tightening by the Federal Reserve Board created large swings in interest rates. Flexibility enabled us to take advantage of market fluctuations and enhance the Fund's total return.

The Fund's defensive posture at the beginning of the fiscal year protected it from the increase in bond yields through early September 1996. At that time, we started purchasing interest rate-sensitive bonds which helped the Fund perform well in the bond market rally through the end of November. Our investment strategy remained constructive based on the forecast of a continued moderate economy for the first half of 1997. Unfortunately, this forecast did not come to be as the economy actually surged during the first three months of 1997. Interest rates increased bringing Florida tax-exempt yields back to 5.90%. Although the economy accelerated at a rapid pace during the first quarter of 1997, inflation remained benign. We remained constructive on the market enabling the Fund to fully participate in the rally that lasted through the end of July.

During the fiscal year, long-term Florida issuance actually increased by over 21% versus the comparable period a year earlier. Fortunately, investor interest in Florida tax-exempt bonds helped absorb this increase in supply. Heavy Florida supply caused yields to become inexpensive relative to the rest of the municipal market, but we anticipate that this relationship will reverse in the future.

Looking forward, we plan to maintain a neutral posture until the economy shows signs of accelerating. We believe the economy will reaccelerate in the second half of 1997, causing the Federal Reserve Board to raise short-term interest rates again to control inflation.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch Florida
Municipal Bond Fund, and we look forward to serving your investment needs in the months and years to come.

Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President

(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President







(Robert A. DiMella)
Robert A. DiMella
Vice President and Portfolio Manager



September 3, 1997



PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent Performance Results
                                                                               12 Month   3 Month
                                                7/31/97   4/30/97    7/31/96   % Change   % Change
Class A Shares*                                 $10.37     $9.95      $9.94      +4.33%     +4.22%
Class B Shares*                                  10.37      9.95       9.94      +4.33      +4.22
Class C Shares*                                  10.35      9.94       9.92      +4.33      +4.12
Class D Shares*                                  10.35      9.94       9.92      +4.33      +4.12
Class A Shares--Total Return*                                                    +9.99(1)   +5.59(2)
Class B Shares--Total Return*                                                    +9.43(3)   +5.46(4)
Class C Shares--Total Return*                                                    +9.33(5)   +5.33(6)
Class D Shares--Total Return*                                                    +9.89(7)   +5.47(8)
Class A Shares--Standardized 30-day Yield         4.57%
Class B Shares--Standardized 30-day Yield         4.25%
Class C Shares--Standardized 30-day Yield         4.15%
Class D Shares--Standardized 30-day Yield         4.47%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.533 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.132 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.482 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.119 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.471 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.117 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.522 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.129 per share ordinary income dividends.

Average Annual Total Return

Total Return Based on a $10,000 Investment--Class A Shares and Class
B Shares

A line graph depicting the growth of an investment in the Fund's
Class A Shares and Class B Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                          5/31/91**       7/97

ML Florida Municipal Bond Fund++--
Class A Shares*                           $ 9,600        $14,774

ML Florida Municipal Bond Fund++--
Class B Shares*                           $10,000        $14,917

Lehman Brothers Municipal Bond Index++++  $10,000        $16,167


Total Return Based on a $10,000 Investment--Class C Shares and Class
D Shares

A line graph depicting the growth of an investment in the Fund's
Class C Shares and Class D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                         10/21/94**       7/97

ML Florida Municipal Bond Fund++--
Class C Shares*                           $10,000        $12,453

ML Florida Municipal Bond Fund++--
Class D Shares*                           $ 9,600        $12,125

Lehman Brothers Municipal Bond Index++++  $10,000        $13,054

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of Operations.
  ++ML Florida Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the State of Florida, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++++This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.

    Past performance is not predictive of future performance.



Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/97                         +8.03%         +3.71%
Five Years Ended 6/30/97                   +6.14          +5.27
Inception (5/31/91)
through 6/30/97                            +6.86          +6.14

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 6/30/97                         +7.48%         +3.48%
Five Years Ended 6/30/97                   +5.60          +5.60
Inception (5/31/91)
through 6/30/97                            +6.32          +6.32

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 6/30/97                         +7.27%         +6.27%
Inception (10/21/94)
through 6/30/97                            +7.40          +7.40

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/97                         +7.82%         +3.50%
Inception (10/21/94)
through 6/30/97                            +7.95          +6.33

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


PERFORMANCE DATA (continued)

Performance Summary--Class A Shares
                          Net Asset Value         Capital Gains
Period Covered          Beginning     Ending       Distributed          Dividends Paid*     % Change**
5/31/91-12/31/91         $10.00       $10.29           --                   $0.408           + 7.14%
1992                      10.29        10.37           --                    0.734           + 8.20
1993                      10.37        10.67         $0.157                  0.831           +12.69
1994                      10.67         9.31           --                    0.538           - 7.81
1995                       9.31        10.28           --                    0.533           +16.50
1996                      10.28        10.11           --                    0.531           + 3.69
1/1/97-7/31/97            10.11        10.37           --                    0.296           + 5.78
                                                     ------                 ------
                                               Total $0.157           Total $3.871

                                                      Cumulative total return as of 7/31/97: +53.89%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.

Performance Summary--Class B Shares
                          Net Asset Value         Capital Gains
Period Covered          Beginning     Ending       Distributed          Dividends Paid*     % Change**
5/31/91-12/31/91         $10.00       $10.29           --                   $0.378           + 6.82%
1992                      10.29        10.37           --                    0.682           + 7.66
1993                      10.37        10.67         $0.157                  0.777           +12.12
1994                      10.67         9.31           --                    0.488           - 8.27
1995                       9.31        10.28           --                    0.483           +15.92
1996                      10.28        10.11           --                    0.480           + 3.17
1/1/97-7/31/97            10.11        10.37           --                    0.268           + 5.47
                                                     ------                 ------
                                               Total $0.157           Total $3.556

                                                      Cumulative total return as of 7/31/97: +49.17%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance Summary--Class C Shares
                          Net Asset Value         Capital Gains
Period Covered          Beginning     Ending       Distributed          Dividends Paid*     % Change**
10/21/94-12/31/94        $ 9.48       $ 9.30           --                   $0.091           - 0.92%
1995                       9.30        10.27           --                    0.472           +15.80
1996                      10.27        10.09           --                    0.469           + 2.96
1/1/97-7/31/97            10.09        10.35           --                    0.262           + 5.41
                                                                            ------
                                                                      Total $1.294

                                                      Cumulative total return as of 7/31/97: +24.53%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

PERFORMANCE DATA (concluded)

Performance Summary--Class D Shares
                          Net Asset Value         Capital Gains
Period Covered          Beginning     Ending       Distributed          Dividends Paid*     % Change**
10/21/94-12/31/94        $ 9.48       $ 9.29           --                   $0.101           - 0.92%
1995                       9.29        10.27           --                    0.522           +16.52
1996                      10.27        10.10           --                    0.520           + 3.58
1/1/97-7/31/97            10.10        10.35           --                    0.290           + 5.62
                                                                            ------
                                                                      Total $1.433

                                                      Cumulative total return as of 7/31/97: +26.30%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.



PORTFOLIO ABBREVIATIONS


To simplify the listings of Merrill Lynch Florida Municipal Bond
Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDR        Industrial Development Revenue Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
RITES      Residual Interest Tax-Exempt Securities
S/F        Single-Family
UT         Unlimited Tax
VRDN       Variable Rate Demand Notes

SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
S&P      Moody's      Face                                                                                       Value
Ratings  Ratings     Amount                                      Issue                                         (Note 1a)

Florida--91.2%
AAA      Aaa        $ 1,095   Altamonte Springs, Florida, Health Facilities Authority, Hospital Revenue
                              Bonds (Adventist Health Systems--Sunbelt), 7% due 10/01/2014 (k)                  $  1,308

NR*      Aaa          5,000   Brevard County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT, 6.70% due
                              9/01/2027 (f)                                                                        5,318

                              Brevard County, Florida, Health Facilities Authority Revenue Bonds
                              (Wuesthoff Memorial Hospital), Series B (c):
AAA      Aaa          8,000     7.20% due 4/01/2002 (j)                                                            9,142
AAA      Aaa          1,375     Refunding, 6.90% due 4/01/2002 (k)                                                 1,530

                              Broward County, Florida, HFA, M/F Housing Revenue Refunding Bonds
                              (Lakeside Apartments Project) (i):
AAA      NR*          1,100     6.90% due 8/01/2015                                                                1,195
AAA      NR*          1,100     7% due 2/01/2025                                                                   1,195

A1+      NR*          3,925   Broward County, Florida, HFA, M/F Housing Revenue Refunding Bonds
                              (Southern Pointe Project), VRDN, 4% due 5/15/2027 (a)                                3,925

AAA      Aaa          4,000   Celebration Community Development District, Florida (Special Assessment),
                              6% due 5/01/2010 (c)                                                                 4,298

AAA      Aaa          7,650   Charlotte County, Florida, Health Care Facilities Revenue Bonds
                              (Bon Secours Health System), RIB, 7.822% due 8/26/2027 (g)(h)                        8,482

A+       A1          11,215   Citrus County, Florida, PCR, Refunding (Florida Power Corporation--Crystal
                              River), Series A, 6.625% due 1/01/2027                                              12,132

AAA      Aaa          2,500   Cocoa, Florida, Water and Sewer Revenue Improvement Bonds, 5.75% due
                              10/01/2017 (e)                                                                       2,643

NR*      NR*          4,440   Collier County, Florida, IDA, IDR, Refunding (Southern States Utilities),
                              AMT, 6.50% due 10/01/2025                                                            4,629

                              Dade County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT:
NR*      Aaa            170     Series B, 7.25% due 9/01/2023 (d)                                                    180
NR*      Aaa          3,495     Series C, 7.75% due 9/01/2022 (f)                                                  3,703

AA-      VMIG1++      4,200   Dade County, Florida, IDA, Exempt Facilities Revenue Refunding Bonds
                              (Florida Power and Light Co.), VRDN, 3.60% due 6/01/2021 (a)                         4,200

AAA      Aaa         10,000   Dade County, Florida, Seaport, GO, UT, 6.50% due 10/01/2001 (b)(j)                  11,002

AAA      Aaa          5,000   Dade County, Florida, Water and Sewer Systems Revenue Bonds, 5.25% due
                              10/01/2021 (e)                                                                       4,952

AAA      Aaa         12,000   Escambia County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds
                              (Multi-County Program), AMT, 7% due 4/01/2028 (d)                                   13,004

                              Escambia County, Florida, PCR (Champion International Corporation Project):
BBB      Baa1        11,620     AMT, 6.90% due 8/01/2022                                                          12,889
BBB      Baa1         2,500     Refunding, 6.95% due 11/01/2007                                                    2,740

NR*      Aaa          1,660   Florida HFA, Home Ownership Revenue Bonds, AMT, Series G-1, 7.90% due
                              3/01/2022 (f)                                                                        1,769

AAA      Aaa         10,420   Florida HFA (Maitland Club Apartments), AMT, Series B-1, 7% due 2/01/2035 (b)       11,307

AA+      Aa2          5,595   Florida State Board of Education, Capital Outlay, Public Education,
                              Refunding, Series A, 7.25% due 6/01/2023                                             6,128


SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
S&P      Moody's      Face                                                                                       Value
Ratings  Ratings     Amount                                      Issue                                         (Note 1a)

Florida (continued)
AAA      Aaa        $ 1,205   Florida State Department of Transportation Revenue Bonds (Alligator Alley),
                              6.25% due 7/01/2006 (e)                                                           $  1,362

AAA      Aaa          4,750   Florida State Division, Bond Finance Department, General Services Revenue
                              Bonds (Department of Natural Resource Preservation), Series 2000-A, 6.75%
                              due 7/01/2013 (b)                                                                    5,227

A        A3          10,505   Hillsborough County, Florida, Capital Improvement Revenue Bonds (County
                              Center Project), Second Series, 6.75% due 7/01/2002 (j)                             11,845

AA       Aa3          2,250   Hillsborough County, Florida, IDA, PCR, Refunding (Tampa Electric Company
                              Project), Series 91, 7.875% due 8/01/2021                                            2,586

AAA      Aaa          1,000   Hillsborough County, Florida, Port District Special Revenue Refunding Bonds
                              (Tampa Port Authority), AMT, 6% due 6/01/2020 (g)                                    1,048

AAA      Aaa          2,750   Hillsborough County, Florida, Utility Revenue Refunding Bonds, Series B,
                              6.50% due 8/01/2016 (c)                                                              3,022

NR*      Aaa         12,000   Indian Trace Community, Development District, Florida, Water Management
                              (Special Benefit Assessment), 5% due 5/01/2027 (c)                                  11,602

                              Jacksonville, Florida, Health Facilities Authority, Hospital Revenue Bonds,
                              VRDN (a):
A1+      VMIG1++        800     (Baptist Medical Center Project), 3.50% due 6/01/2008 (c)                            800
NR*      VMIG1++      3,000     Refunding (Genesis Rehabilitation Hospital), 3.65% due 5/01/2021                   3,000

                              Leesburg, Florida, Hospital Revenue Refunding Bonds
                              (Leesburg Regional Medical Center Project):
A-       A3           6,110     Series A, 6.125% due 7/01/2018                                                     6,396
A-       A3           1,515     Series B, 5.625% due 7/01/2013                                                     1,535

AAA      Aaa          1,000   Manatee County, Florida, School Board, COP, 6.125% due 7/01/2021 (c)                 1,085

AAA      Aaa          2,080   Pasco County, Florida, Health Facilities Authority, Revenue Refunding Bonds
                              (Gross Adventist Health System--Sunbelt), 7% due 10/01/2014 (k)                      2,462

                              Pinellas County, Florida, HFA, S/F Mortgage Revenue Bonds
                              (Multi-County Program), AMT, Series C (d):
NR*      Aaa          1,750     5.70% due 9/01/2018                                                                1,775
NR*      Aaa          2,000     5.80% due 3/01/2029                                                                2,029

NR*      Aaa            350   Polk County, Florida, HFA, Refunding, Series A, 7.15% due 9/01/2023 (f)                370

AAA      Aaa          7,095   Saint John's County, Florida, IDA, IDR (Professional Golf Hall of Fame
                              Project), 5.875% due 9/01/2023 (c)                                                   7,478

AAA      Aaa          3,250   Saint Petersburg, Florida, Health Facilities Authority Revenue Bonds
                              (Allegany Health System), Series A, 7% due 12/01/2015 (c)                            3,630

AAA      Aaa         11,085   Sarasota County, Florida, Utility System Revenue Refunding Bonds, Series A,
                              5.25% due 10/01/2025 (e)                                                            11,020

AAA      Aaa          2,800   South Broward, Florida, Hospital District, Hospital Revenue Bonds, RIB,
                              Series C, 8.933% due 5/01/2001 (b)(h)(j)                                             3,388

AAA      Aaa          2,000   Sunrise, Florida, Utility System Revenue Bonds, Series A, 5.75% due
                              10/01/2026 (b)                                                                       2,089

AAA      Aaa          1,475   Tampa, Florida, Allegany Health System, Revenue Bonds (Saint Joseph),
                              6.75% due 12/01/2017 (c)                                                             1,633


SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
S&P      Moody's      Face                                                                                       Value
Ratings  Ratings     Amount                                      Issue                                         (Note 1a)

Puerto Rico--9.1%
                              Puerto Rico Commonwealth, Highway and Transportation Authority, Highway
                              Revenue Bonds, RITES, Series X (h):
A1+      Baa1       $ 7,600     6.243% due 7/01/2004                                                            $  8,227
A1+      Baa1        10,000     6.343% due 7/01/2005                                                              10,862

AAA      Aaa          2,250   Puerto Rico Commonwealth, Refunding Bonds, UT, 5.375% due 7/01/2022 (c)              2,268

Total Investments (Cost--$217,660)--100.3%                                                                       234,410

Liabilities in Excess of Other Assets--(0.3%)                                                                       (763)
                                                                                                                --------
Net Assets--100.0%                                                                                              $233,647
                                                                                                                ========

(a)The interest rate is subject to change periodically based upon the prevailing market rates. The interest rate shown is the rate in effect at July 31, 1997.
(b)AMBAC Insured.
(c)MBIA Insured.
(d)FNMA/GNMA Collateralized.
(e)FGIC Insured.
(f)GNMA Collateralized.
(g)FSA Insured.
(h)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the the rate in effect at July 31, 1997.
(i)FNMA Collateralized.
(j)Prerefunded.
(k)Escrowed to maturity.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.
   Ratings of issues shown have not been audited by Deloitte & Touche LLP.

   See Notes to Financial Statements.



FINANCIAL INFORMATION

Statement of Assets and Liabilities as of July 31, 1997
Assets:             Investments, at value (identified cost--$217,659,784) (Note 1a)                         $234,410,328
                    Cash                                                                                          93,623
                    Receivables:
                      Interest                                                             $  3,454,899
                      Beneficial interest sold                                                  102,631        3,557,530
                                                                                           ------------
                    Prepaid registration fees and other assets (Note 1e)                                           4,273
                                                                                                            ------------
                    Total assets                                                                             238,065,754
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    2,273,843
                      Beneficial interest redeemed                                            1,567,443
                      Dividends to shareholders (Note 1f)                                       305,240
                      Investment adviser (Note 2)                                               109,177
                      Distributor (Note 2)                                                       72,713        4,328,416
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        89,922
                                                                                                            ------------
                    Total liabilities                                                                          4,418,338
                                                                                                            ------------

Net Assets:         Net assets                                                                              $233,647,416
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $.10 par value,
Consist of:         unlimited number of shares authorized                                                   $    459,117
                    Class B Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                      1,548,820
                    Class C Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         57,741
                    Class D Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                        188,513
                    Paid-in capital in excess of par                                                         233,327,414
                    Accumulated realized capital losses on investments--net (Note 5)                         (13,990,624)
                    Accumulated distributions in excess of realized capital gains--
                    net (Note 1f)                                                                             (4,694,109)
                    Unrealized appreciation on investments--net                                               16,750,544
                                                                                                            ------------
                    Net assets                                                                              $233,647,416
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $47,598,051 and 4,591,169
                    shares of beneficial interest outstanding                                               $      10.37
                                                                                                            ============
                    Class B--Based on net assets of $160,562,153 and 15,488,192
                    shares of beneficial interest outstanding                                               $      10.37
                                                                                                            ============
                    Class C--Based on net assets of $5,975,971 and 577,406
                    shares of beneficial interest outstanding                                               $      10.35
                                                                                                            ============
                    Class D--Based on net assets of $19,511,241 and 1,885,132
                    shares of beneficial interest outstanding                                               $      10.35
                                                                                                            ============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                      For the Year Ended
                                                                                                           July 31, 1997
Investment Income   Interest and amortization of premium and discount earned                                $ 14,958,819
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $  1,371,623
                    Account maintenance and distribution fees--Class B (Note 2)                 887,452
                    Accounting services (Note 2)                                                102,692
                    Transfer agent fees--Class B (Note 2)                                        77,215
                    Professional fees                                                            71,159
                    Printing and shareholder reports                                             45,835
                    Account maintenance and distribution fees--Class C (Note 2)                  36,299
                    Account maintenance fees--Class D (Note 2)                                   18,755
                    Transfer agent fees--Class A (Note 2)                                        16,756
                    Custodian fees                                                               15,214
                    Trustees' fees and expenses                                                  13,126
                    Registration fees (Note 1e)                                                   7,216
                    Transfer agent fees--Class D (Note 2)                                         6,695
                    Pricing fees                                                                  5,923
                    Transfer agent fees--Class C (Note 2)                                         2,736
                    Other                                                                         7,427
                                                                                           ------------
                    Total expenses                                                                             2,686,123
                                                                                                            ------------
                    Investment income--net                                                                    12,272,696
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                          4,923,619
Unrealized Gain on  Change in unrealized appreciation/depreciation on investments
Investments--Net    --net                                                                                      5,108,135
(Notes 1b, 1d & 3):                                                                                         ------------
                    Net Increase in Net Assets Resulting from Operations                                    $ 22,304,450
                                                                                                            ============

                    See Notes to Financial Statements.

Statements of Changes in Net Assets
                                                                                            For the Year Ended July 31,
Increase (Decrease) in Net Assets:                                                             1997             1996
Operations:         Investment income--net                                                 $ 12,272,696     $ 13,441,614
                    Realized gain (loss) on investments--net                                  4,923,619       (2,079,595)
                    Change in unrealized appreciation/depreciation on investments--net        5,108,135        4,041,591
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     22,304,450       15,403,610
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders          Class A                                                                (2,498,485)      (2,676,299)
(Note 1f):            Class B                                                                (8,512,919)      (9,896,005)
                      Class C                                                                  (284,124)        (181,287)
                      Class D                                                                  (977,168)        (688,023)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                            (12,272,696)     (13,441,614)
                                                                                           ------------     ------------

Beneficial Interest Net decrease in net assets derived from beneficial interest
Transactions        transactions                                                            (39,215,251)      (7,430,883)
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total decrease in net assets                                            (29,183,497)      (5,468,887)
                    Beginning of year                                                       262,830,913      268,299,800
                                                                                           ------------     ------------
                    End of year                                                            $233,647,416     $262,830,913
                                                                                           ============     ============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Financial Highlights
The following per share data and ratios have been derived                                   Class A
from information provided in the financial statements.
                                                                                   For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  1997       1996      1995      1994       1993
Per Share           Net asset value, beginning of year                $   9.94   $   9.86  $   9.88  $  10.78   $  10.66
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .53        .53       .53       .55        .59
                    Realized and unrealized gain (loss) on
                    investments--net                                       .43        .08      (.02)     (.48)       .22
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .96        .61       .51       .07        .81
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.53)      (.53)     (.53)     (.55)      (.59)
                      Realized gain on investments--net                     --         --        --        --       (.10)
                      In excess of realized gain on
                      investments--net                                      --         --        --      (.42)        --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.53)      (.53)     (.53)     (.97)      (.69)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  10.37   $   9.94  $   9.86  $   9.88   $  10.78
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   9.99%      6.30%     5.47%      .39%      7.98%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to           Expenses, net of reimbursement                        .69%       .68%      .70%      .68%       .66%
Average                                                               ========   ========  ========  ========   ========
Net Assets:         Expenses                                              .69%       .68%      .70%      .68%       .69%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               5.31%      5.30%     5.54%     5.23%      5.58%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $ 47,598   $ 46,765  $ 51,805  $ 69,409   $ 70,610
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  84.69%    162.83%   178.62%   205.94%    142.59%
                                                                      ========   ========  ========  ========   ========

                   *Total investment returns exclude the effects of sales loads.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
The following per share data and ratios have been derived                                   Class B
from information provided in the financial statements.
                                                                                   For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  1997       1996      1995      1994       1993
Per Share           Net asset value, beginning of year                $   9.94   $   9.86  $   9.88  $  10.78   $  10.66
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .48        .48       .49       .49        .54
                    Realized and unrealized gain (loss) on
                    investments--net                                       .43        .08      (.02)     (.48)       .22
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .91        .56       .47       .01        .76
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.48)      (.48)     (.49)     (.49)      (.54)
                      Realized gain on investments--net                     --         --        --        --       (.10)
                      In excess of realized gain on
                      investments--net                                      --         --        --      (.42)        --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.48)      (.48)     (.49)     (.91)      (.64)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  10.37   $   9.94  $   9.86  $   9.88   $  10.78
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   9.43%      5.76%     4.93%     (.11%)     7.44%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to           Expenses, net of reimbursement                       1.20%      1.18%     1.21%     1.18%      1.16%
Average                                                               ========   ========  ========  ========   ========
Net Assets:         Expenses                                             1.20%      1.18%     1.21%     1.18%      1.20%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               4.80%      4.79%     5.03%     4.73%      5.07%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $160,562   $195,097  $205,362  $224,915   $213,840
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  84.69%    162.83%   178.62%   205.94%    142.59%
                                                                      ========   ========  ========  ========   ========

                   *Total investment returns exclude the effects of sales loads.

                    See Notes to Financial Statements.

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                        Class C                        Class D

                                                                                  For the                        For the
                                                                                  Period                         Period
The following per share data and ratios have been derived                         Oct. 21,                       Oct. 21,
from information provided in the financial statements.         For the Year      1994++ to    For the Year      1994++ to
                                                               Ended July 31,     July 31,    Ended July 31,     July 31,
Increase (Decrease) in Net Asset Value:                       1997       1996       1995      1997      1996       1995
Per Share           Net asset value, beginning of period   $   9.92   $   9.85   $   9.48  $   9.92  $   9.85   $   9.48
Operating                                                  --------   --------   --------  --------  --------   --------
Performance:        Investment income--net                      .47        .47        .37       .52       .52        .40
                    Realized and unrealized gain on
                    investments--net                            .43        .07        .37       .43       .07        .37
                                                           --------   --------   --------  --------  --------   --------
                    Total from investment operations            .90        .54        .74       .95       .59        .77
                                                           --------   --------   --------  --------  --------   --------
                    Less dividends from investment
                    income--net                                (.47)      (.47)      (.37)     (.52)     (.52)      (.40)
                                                           --------   --------   --------  --------  --------   --------
                    Net asset value, end of period         $  10.35   $   9.92   $   9.85  $  10.35  $   9.92   $   9.85
                                                           ========   ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share        9.33%      5.54%      7.92%+++  9.89%     6.09%      8.34%+++
Return:**                                                  ========   ========   ========  ========  ========   ========

Ratios to Average   Expenses                                  1.30%      1.28%      1.33%*     .79%      .78%       .81%*
Net Assets:                                                ========   ========   ========  ========  ========   ========
                    Investment income--net                    4.70%      4.70%      4.84%*    5.21%     5.20%      5.39%*
                                                           ========   ========   ========  ========  ========   ========

Supplemental        Net assets, end of period
Data:               (in thousands)                         $  5,976   $  5,738   $  1,954  $ 19,511  $ 15,231   $  9,179
                                                           ========   ========   ========  ========  ========   ========
                    Portfolio turnover                       84.69%    162.83%    178.62%    84.69%   162.83%    178.62%
                                                           ========   ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Florida Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to different tax treatments for future transactions and post-October losses.


NOTES TO FINANCIAL STATEMENTS (concluded)


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution
Agreement and Distribution Plans with Merrill Lynch Funds
Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion.

Pursuant to distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                          Account       Distribution
                                       Maintenance Fee      Fee

Class B                                     0.25%          0.25%
Class C                                     0.25%          0.35%
Class D                                     0.10%            --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 1997, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                        MLFD          MLPF&S

Class A                                $  729        $ 6,772
Class D                                $2,785        $24,275

For the year ended July 31, 1997, MLPF&S received contingent deferred sales charges of $36,988 and $4,549 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 1997 were $203,811,842 and $219,439,110, respectively.

Net realized and unrealized gains as of July 31, 1997 were as follows:


                                     Realized     Unrealized
                                      Gains         Gains

Long-term investments             $ 4,488,613    $16,750,544
Financial futures contracts           435,006             --
                                  -----------    -----------
Total                             $ 4,923,619    $16,750,544
                                  ===========    ===========

As of July 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $16,707,327 of which all is related to appreciated securities. The aggregate cost of investments at July
31, 1997 for Federal income tax purposes was $217,703,001.

4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $39,215,251 and 7,430,883 for the years ended July 31, 1997 and July 31, 1996, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Year                         Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                         1,198,024   $ 12,044,059
Shares issued to share-
holders in reinvestment of
dividends                             102,957      1,034,308
                                 ------------   ------------
Total issued                        1,300,981     13,078,367
Shares redeemed                    (1,415,548)   (14,209,728)
                                 ------------   ------------
Net decrease                         (114,567)  $ (1,131,361)
                                 ============   ============

Class A Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                           430,815   $  4,316,851
Shares issued to share-
holders in reinvestment of
dividends                             104,910      1,050,031
                                 ------------   ------------
Total issued                          535,725      5,366,882
Shares redeemed                    (1,082,446)   (10,807,359)
                                 ------------   ------------
Net decrease                         (546,721)  $ (5,440,477)
                                 ============   ============


Class B Shares for the Year                         Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                         1,862,462   $ 18,706,803
Shares issued to share-
holders in reinvestment of
dividends                             314,901      3,162,398
                                 ------------   ------------
Total issued                        2,177,363     21,869,201
Automatic conversion
of shares                             (88,402)      (887,789)
Shares redeemed                    (6,233,558)   (62,569,290)
                                 ------------   ------------
Net decrease                       (4,144,597)  $(41,587,878)
                                 ============   ============


Class B Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                         3,570,813   $ 35,905,936
Shares issued to share-
holders in reinvestment of
dividends                             353,333      3,535,438
                                 ------------   ------------
Total issued                        3,924,146     39,441,374
Automatic conversion
of shares                             (94,686)    (1,282,755)
Shares redeemed                    (5,018,931)   (49,984,983)
                                 ------------   ------------
Net decrease                       (1,189,471)  $(11,826,364)
                                 ============   ============


Class C Shares for the Year                         Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                           325,779   $  3,269,654
Shares issued to shareholders
in reinvestment of dividends           17,881        179,309
                                 ------------   ------------
Total issued                          343,660      3,448,963
Shares redeemed                      (344,557)    (3,461,143)
                                 ------------   ------------
Net decrease                             (897)  $    (12,180)
                                 ============   ============

Class C Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                           484,696   $  4,860,354
Shares issued to shareholders
in reinvestment of dividends           11,753        117,319
                                 ------------   ------------
Total issued                          496,449      4,977,673
Shares redeemed                      (116,573)    (1,161,018)
                                 ------------   ------------
Net increase                          379,876   $  3,816,655
                                 ============   ============


Class D Shares for the Year                         Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                           873,825   $  8,795,859
Automatic conversion
of shares                              88,522        887,789
Shares issued to shareholders
in reinvestment of dividends           36,575        366,988
                                 ------------   ------------
Total issued                          998,922     10,050,636
Shares redeemed                      (648,762)    (6,534,468)
                                 ------------   ------------
Net increase                          350,160   $  3,516,168
                                 ============   ============


Class D Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                           808,887   $  7,797,601
Automatic conversion
of shares                              94,852      1,282,755
Shares issued to shareholders
in reinvestment of dividends           32,096        320,506
                                 ------------   ------------
Total issued                          935,835      9,400,862
Shares redeemed                      (332,993)    (3,381,559)
                                 ------------   ------------
Net increase                          602,842   $  6,019,303
                                 ============   ============

5. Capital Loss Carryforward:
At July 31, 1997, the Fund had a capital loss carry-forward of approximately $16,579,000, of which $14,303,000 expires in 2003 and $2,276,000 expires in 2004. This amount will be available to offset like amounts of any taxable gains.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders,
Merrill Lynch Florida Municipal Bond Fund of
Merrill Lynch Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Florida Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July
31, 1997 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Florida Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

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Deloitte & Touche LLP
Princeton, New Jersey
September 4, 1997
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IMPORTANT TAX INFORMATION (unaudited)


All of the net investment income distributions paid monthly by Merrill Lynch Florida Municipal Bond Fund during its taxable year ended July 31, 1997 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributions made by the Fund during the year.

Please retain this information for your records.



OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Robert A. DiMella, Vice President
Gerald M. Richard, Treasurer
Robert E. Putney III, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863
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